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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 29, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                  74-1611874
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                           77084
             Houston, Texas                              (Zip Code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800

                                       N/A
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 7. EXHIBITS


EXHIBIT 99.1   PRESS RELEASE DATED JULY 29, 2003

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2003 AND 2002

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2003

EXHIBIT 99.4   CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2003 AND
               SEPTEMBER 30, 2002

EXHIBIT 99.5   CONTRACT STATUS SUMMARY AT JULY 29, 2003



ITEM 9.    REGULATION FD DISCLOSURE


     On July 29, 2003, the Company announced its earnings for the Fiscal Year 2003 Third Quarter ended June 30, 2003. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: July 29, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

99.1            Press Release dated July 29, 2003

99.2 Consolidated Statements of Operations for the Three Months and Nine Months ended June 30, 2003 and 2002

99.3 Analysis of Contract Revenues and Drilling Costs for the Three Months and Nine Months ended June 30, 2003

99.4            Consolidated Balance Sheets at June 30, 2003 and
                September 30, 2002

99.5            Contract Status Summary at July 29, 2003

                                  EXHIBIT 99.1
Houston, Texas
29 July 2003

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today that the Company reported a net loss of $82,000 or $.01 per diluted share, on contract revenues of $41,847,000 for the quarter ended June 30, 2003, compared to net income of $6,132,000 or $.44 per diluted share on contract revenues of $37,402,000 for the quarter ended June 30, 2002. For the nine months ended June 30, 2003, the Company earned net income of $1,455,000 or $.10 per diluted share, on contract revenues of $106,761,000 compared to net income of $21,120,000 or $1.51 per diluted share, on contract revenues of $118,376,000 for the nine months ended June 30, 2002.

                                      FOR THE THREE MONTHS ENDED JUNE 30,
                                        2003                       2002
                                      --------                   --------
Contract Revenues                 $  41,847,000                $37,402,000
                                     ===========               ===========
Income before Income Taxes            2,207,000                  9,174,000
Provision for Income Taxes           (2,289,000)                (3,042,000)
                                     -----------               -----------
Net Income                              (82,000)                 6,132,000
                                    ===========                ===========
Earnings per Common Share -
      Basic                                (.01)                       .44
      Diluted                              (.01)                       .44
Weighted Average Shares
   Outstanding -
      Basic                          13,847,000                 13,843,000
      Diluted                        13,902,000                 14,048,000


                                       FOR THE NINE MONTHS ENDED JUNE 30,
                                       2003                       2002
                                      ------                     ------

Contract Revenues                  $106,761,000               $118,376,000
                                   ============               ============
Income before Income Taxes            6,009,000                 32,276,000
Provision for Income Taxes           (4,554,000)               (11,156,000)
                                   ------------               ------------
Net Income                            1,455,000                 21,120,000
                                   ============               ============
Earnings per Common Share -
      Basic                                 .11                       1.53
      Diluted                               .10                       1.51
Weighted Average Shares
   Outstanding -
      Basic                          13,846,000                 13,839,000
      Diluted                        13,903,000                 13,984,000
-


                                                          Contact:  Jim Holland
                                                                 (281) 749-7804

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

                                                            EXHIBIT 99.2


                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (In thousands, except per share amounts)



                                                  Three Months Ended                       Nine Months Ended
                                                       June 30,                                 June 30,
                                              ---------------------------             ---------------------------
                                                2003                2002                2003                2002
                                             ----------          --------             --------            -------

                                                      (Unaudited)                              (Unaudited)
REVENUES:
         Contract drilling                    $ 41,847          $ 37,402              $106,761            $118,376
                                              ---------         --------              --------            --------

COSTS AND EXPENSES:
         Contract drilling                      27,635            19,493                71,094              58,912
         Depreciation                            6,783             5,958                18,025              18,501
         General and administrative              3,023             2,336                 8,822               7,500
                                              --------          --------              --------            --------
                                                37,441            27,787                97,941              84,913
                                              --------          --------              --------            --------

OPERATING INCOME                                 4,406             9,615                 8,820              33,463
                                              ---------         --------              --------            --------

OTHER INCOME (EXPENSE)
         Interest expense                       (2,239)             (501)              (2,950)              (1,387)
               Interest income                      40                60                  139                  200
                                              --------          --------              -------             --------
                                                (2,199)             (441)              (2,811)              (1,187)
                                              --------          --------              -------             --------

INCOME BEFORE INCOME TAXES                       2,207             9,174                6,009               32,276

PROVISION FOR INCOME TAXES                       2,289             3,042                4,554               11,156
                                              --------          --------              -------              -------

NET INCOME                                    $   (82)          $  6,132             $  1,455             $ 21,120
                                              ========          ========             ========             ========
EARNINGS PER SHARE
              Basic                            $ (.01)             $ .44               $  .11                $1.53
              Diluted                          $ (.01)             $ .44               $  .10                $1.51

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
            Basic                              13,847             13,843               13,846               13,839
            Diluted                            13,902             14,048               13,903               13,984




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                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)


                              FOR THE THREE MONTHS ENDED JUNE 30, 2003

                              CONTRACT                   CONTRACT
                              DRILLING                   DRILLING
                              REVENUES                   COSTS
                              --------                   --------
                                          (In Millions)
ATWOOD FALCON                    $ 9.6                    $ 5.8
ATWOOD EAGLE                       7.7                      6.8
VICKSBURG                          6.3                      2.2
SEAHAWK                            5.9                      2.2
ATWOOD SOUTHERN CROSS              4.9                      3.9
ATWOOD HUNTER                      4.8                      3.3
RICHMOND                           2.2                      2.2
OTHER                              0.4                      1.2
                                 -----                     ----
                                 $41.8                    $27.6
                                 =====                    =====



                                   FOR THE NINE MONTHS ENDED JUNE 30, 2003

                                 CONTRACT                CONTRACT
                                 DRILLING                DRILLING
                                 REVENUES                COSTS
                                 --------                --------
                                            (In Millions)
ATWOOD FALCON                       $25.4                 $15.5
VICKSBURG                            18.6                   7.0
SEAHAWK                              16.9                   7.6
ATWOOD HUNTER                        14.8                  10.1
ATWOOD SOUTHERN CROSS                12.8                  11.9
ATWOOD EAGLE                         10.6                   8.9
RICHMOND                              6.3                   6.3
OTHER                                 1.4                   3.8
                                   ------                 -----
                                   $106.8                 $71.1
                                   ======                 =====




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


                                  EXHIBIT 99.4
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                                                  JUN. 30, 2003     SEP. 30, 2002
                                                                   (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                           $12,950          $27,055
    Accounts receivable                                                  33,260           28,776
    Inventories of materials and supplies
     at lower of average cost or market                                  11,757            9,134
    Deferred tax assets                                                     223              223
    Prepaid expenses                                                      1,757            6,625
                                                                       --------         --------
      Total Current Assets                                               59,947           71,813
                                                                       --------         --------
PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe                         658,055          583,241
     Other                                                                9,226            9,156
                                                                       --------         --------
                                                                        667,281          592,397

     Less-accumulated depreciation                                      230,669          224,000
                                                                       --------         --------
      Net Property and Equipment                                        436,612          368,397
                                                                       --------         --------
DEFERRED COSTS AND OTHER ASSETS                                          10,702            4,320
                                                                       --------         --------
                                                                       $507,261         $444,530
                                                                       ========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                                  $18,121           $5,023
   Accounts payable                                                       3,752            5,584
   Accrued liabilities                                                    8,801           13,809
                                                                        -------         --------
       Total Current Liabilities                                         30,674           24,416
                                                                        -------         --------
LONG-TERM NOTES PAYABLE,
   net of current maturities:                                           172,000          115,000
                                                                        -------         --------
                                                                        172,000          115,000
                                                                        -------         --------
OTHER LIABILITIES
     Deferred tax liabilities                                            16,420           15,545
     Deferred credits                                                    10,569           13,436
                                                                        -------         --------
                                                                         26,989           28,981
                                                                        -------         --------
SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                       0                0
    Common stock, $1 par value, 20,000,000 shares authorized
          with 13,847,000 and 13,845,000 issued and outstanding
          as of  June 30, 2003 and September 30, 2002, respectively      13,847           13,845
    Paid-in capital                                                      57,282           57,274
    Retained earnings                                                   206,469          205,014
                                                                        -------         --------
        Total Shareholders' Equity                                      277,598          276,133
                                                                        -------         --------
                                                                       $507,261         $444,530
                                                                       ========         ========


                                                            EXHIBIT 99.5
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                          AT JULY 29, 2003






NAME OF RIG                LOCATION          CUSTOMER                   CONTRACT STATUS
-----------                --------          --------                   ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON              MALAYSIA          MURPHY SABAH OIL CO. AND   The rig has commenced a drilling program in
                                             SARAWAK  SHELL             Malaysia to drill one well for Murphy Sabah
                                                                        Oil Co and one well for Sarawak Shell.  The
                                                                        drilling of these wells should take between
                                                                        100 and 140 days to complete.  Murphy has an
                                                                        option to drill one additional well at a
                                                                        later date.  Following completion of its work
                                                                        in Malaysia, the rig will be moved to Japan
                                                                        to drill two wells estimated to take 100 to
                                                                        120 days to complete.

ATWOOD HUNTER              EGYPT                                        The rig is currently stacked in Egypt while
                                                                        waiting for its next contract opportunity.
                                                                        There are short-term contract opportunities
                                                                        for the rig commencing in early September and
                                                                        October 2003.  Future contract opportunities
                                                                        for additional work are being pursued in the
                                                                        Mediterranean area, as well as areas outside
                                                                        of the Mediterranean.

ATWOOD EAGLE               ANGOLA            ESSO EXPLORATION ANGOLA    The rig is preparing to commence the drilling
                                             (BLOCK 15) LIMITED         of the third well of a firm three well
                                             ("ESSO")                   contract with ESSO off the coast of Angola.
                                                                        ESSO has options for four additional wells.
                                                                        If no option wells are drilled, the contract
                                                                        could terminate around the end of August or
                                                                        early September 2003.  Contract opportunities
                                                                        for additional work in Angola and elsewhere
                                                                        in West Africa are being pursued.

SEAHAWK                    MALAYSIA          EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA        December 2004, with an option for the
                                             INC.  ("EMEPMI")           Operator to extend.  EMEPMI has the right to
                                                                        terminate the contract after the completion
                                                                        of the first six months of the extension
                                                                        period (which commences in December 2003)
                                                                        with 120 days written notice.

ATWOOD SOUTHERN CROSS      MEDITERRANEAN     EDISON GAS S.p.A.          The rig is contracted to EDISON to work on
                           SEA               ("EDISON")                 three plug and abandonment wells which is
                                                                        expected to be completed in early August
                                                                        2003.  The rig currently has no commitments
                                                                        following the completion of the EDISON
                                                                        contract.  The rig is expected to be stacked
                                                                        in Egypt while waiting for its next contract
                                                                        opportunity.  Contract opportunities for
                                                                        future work are being pursued in the
                                                                        Mediterranean area, as well as areas outside
                                                                        of the Mediterranean.

SEASCOUT                   UNITED STATES                                The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                               for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                  MALAYSIA         EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI
                                                                        for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year with at least 120 days notice
                                                                        period.

ATWOOD BEACON              SINGAPORE                                    The final commissioning of the ATWOOD BEACON
                                                                        continues on schedule.  The shipyard portion
                                                                        of the construction was completed in May
                                                                        2003, with equipment commissioning and
                                                                        testing currently being carried out.
                                                                        Following completion and loading of client
                                                                        and third-party equipment, the rig will be
                                                                        moved to Malaysia around August 1, 2003 to
                                                                        drill three wells plus options for five
                                                                        additional wells for Murphy Sarawak Oil Co.,
                                                                        Ltd.   The three firm wells are expected to
                                                                        be completed in early October 2003.  Contract
                                                                        opportunities for additional work following
                                                                        completion of the Murphy contract are being
                                                                        pursued.
SUBMERSIBLE -
--------------
RICHMOND                   UNITED STATES     SPINNAKER EXPLORATION      The rig is currently working under a
                           GULF OF MEXICO    COMPANY, L.L.C.            one-well, plus options for two additional
                                                                        wells contract for Spinnaker Exploration
                                                                        Company, L.L.C.  The one firm well is
                                                                        expected to be completed around the second or
                                                                        third week of August 2003.
MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH         AUSTRALIA         WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.

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